Exhibit 10.2

AMENDMENT TO TRANSACTION BONUS AND RETENTION AGREEMENT

THIS AMENDMENT TO THE TRANSACTION BONUS AND RETENTION AGREEMENT (“Amendment”) is made and entered into as of January 6, 2017, by and between DESTINATION MATERNITY CORPORATION (the “Company”) and RONALD J. MASCIANTONIO (the “Executive”).

WHEREAS, the Company and the Executive entered into a Transaction Bonus and Retention Agreement, dated as of May 31, 2016 (the “Agreement”); and

WHEREAS, pursuant to the Agreement, the Executive is currently eligible to receive a transaction bonus, provided that such transaction is closed prior to June 1, 2017; and

WHEREAS, the Company desires to extend the closing deadline and the Executive desires to agree to such change.

NOW, THEREFORE, in consideration of the promises and covenants set forth herein, and intending to be legally bound hereby, the parties agree as follows, effective as of the date hereof:

1. Section 1.1 of the Agreement is hereby amended and restated in its entirety to read as follows:

“‘Approved Transaction’ means after the Effective Date and prior to January 1, 2018, the consummation of a transaction (or series of related transactions) that is (a) approved by the Board, and (b) results in (i) a sale of substantially all the assets of the Company, or (ii) a change in control event described in Treas. Reg. § 1.409A-3(i)(5)(v).”

2. Section 5.1 of the Agreement is hereby amended and restated in its entirety to read as follows:

“Expiration of Retention and Transaction Bonuses. Section 2 of this Agreement will expire, and Executive will have no further rights thereunder, if a Payment Event does not occur prior to June 1, 2017. Section 3 of this Agreement will expire, and Executive will have no further rights thereunder, if an Approved Transaction does not occur prior to January 1, 2018.”

3. Except as specifically provided in and modified by this Amendment, the Agreement is in all other respects hereby ratified and confirmed and references to the Agreement shall be deemed to refer to the Agreement, as modified by this Amendment.

4. This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which taken together shall constitute one and the same instrument.

[Signature page follows]

IN WITNESS WHEREOF, the Executive has executed and delivered this Amendment and the Company has caused this Amendment to be executed and delivered by its duly authorized representative, in each case on the date first above written.

DESTINATION MATERNITY CORPORATION

By:	/s/ Anthony M. Romano
Name: Anthony M. Romano
Title: Chief Executive Officer & President

/s/ Ronald J. Masciantonio
RONALD J. MASCIANTONIO